Multimedia Games

Investor Presentation

August 2012



MULTIMEDIA GAMES®

Safe Harbor Statement

In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that are intended to qualify for the "safe harbor" from liability established by the Private Securities Litigation Reform Act of 1995. The words or phrases "believe", "will", "expect", "continue", "are confident that", "intend", "plan", "seek", "estimate", "project", "may", or the negative or other variations thereof, or comparable terminology, signify such forward-looking statements. All forward-looking statements reflect the current expectations and views of the Company. The preparation of this presentation and the forward-looking statements contained herein also require that the Company make estimates and assumptions regarding, among other items, target dates, operations, valuations, financial outlook, regulatory enforcement, technical compliance, and amounts of assets, liabilities, revenues, sales and expenses. Actual results in the Company's performance may differ materially from the possible results expressed in or implied by such forward-looking statements, or from the current expectations, views, estimates, and assumptions.

The Company's ability to perform as contemplated in this presentation, including without limitation, its ability to enter into or remain in any new or existing jurisdictions or to sell new or existing products, is subject to numerous risks, such as, without limitation, customer concentration, competition from other suppliers, regulatory approvals, licensing requirements, intellectual property considerations, and other known and unknown circumstances. Those and other risks are described in the Company's filings with the Securities and Exchange Commission, including without limitation, under "Risk Factors" in the Company's reports on Form 10-K and Form 10-Q. Many of such risks cannot be predicted or quantified, or may be beyond the Company's control. If any of these or other risks were to occur, the Company's business and financial condition, including the trading price of its common stock, could be materially harmed.

All forward-looking statements contained herein speak only to the facts and circumstances existing as of the date of this presentation. Except as required by applicable law, the Company does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, estimates, projections, dates, or risks, whether as a result of new information, future events, changed circumstances, or otherwise.

This presentation includes non-GAAP financial measures to describe our operating performance, which we believe are useful in measuring and assessing the performance of our operations. These measures are intended to supplement, not substitute for, GAAP comparable measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations. Reconciliations of these non-GAAP measures to comparable GAAP measures and other related information can be found in our recent SEC filings available in the Investor Relations section of our website at www.multimediagames.com.

Industry/Company Overview

Industry

- In 2011, U.S. gaming market represented just over $62 billion in annual revenues
  - Commercial casinos $35B
  - Tribal casinos $27B
- There are approximately 1 million gaming machines in U.S. and Canada
- State budget shortfalls are primary catalyst for the legalization or expansion of U.S. gaming

Company

- Austin, Texas based gaming manufacturer with about 400 employees throughout U.S. and Mexico
- Historically focused on tribal gaming in limited U.S. markets
- Over the past two years, we have rapidly expanded our addressable markets
  - Adding new commercial casino customers
  - Expansion efforts are platform for future growth

Expanding Jurisdictions & Licenses

- Combination of new licenses and increased number of jurisdictions helping to grow total addressable market
- We currently serve approximately 35%-40% of the U.S. gaming market
  - Had ≈2% ship share in F2011
- Pending markets will double our U.S. market access, which includes ≈670,000 total units across 20 states
- Recent new revenue markets include Ohio and North Dakota
- Pending new <u>revenue</u> markets include Nevada, Pennsylvania and Michigan*
  - Initial Nevada sales and placements anticipated in 2HF13 and Pennsylvania in 1H14
- Pending applications in Illinois, New Mexico and New Jersey



# of states
# of licenses
0
5
10
15
20
25
30
20
40
60
80
100
120
140
160
Q1F10
Q2F10
Q3F10
Q4F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12
Q3F12
Licenses
States

SOURCE: Company estimates (total addressable market opportunity)

MULTIMEDIA GAMES

*NOTE - Timing of revenues are not known and subject to change

Company Overview

Large recurring revenue base and accelerating unit sales business

Gaming Operations

- Comprise 72% of Q3F12 YTD revenues, which we believe is the highest % of all public gaming manufacturers
- 10,149 unit domestic installed base in 19 states as of 6/30/12, up 14% Y/Y
- Majority of recurring revenues on a revenue sharing arrangement

Game Sales

- F2011 unit sales rose 24% Y/Y to 1,150 units
- Q3F12 YTD unit sales rose 106% Y/Y
- TournEvent installed in 99 casinos as of 6/30/12
- Pending new revenue markets include PA and NV
- Above average ASP and gross margins

Revenue Breakout



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
15%
0%
85%
9%
12%
79%
9%
16%
75%
5%
23%
72%
F2009
F2010
F2011
Q3F12 YTD
Other Equip & Systems
Proprietary Game Sales
Gaming Operations

Other Highlights

- Added over 120 new customers (+143%) in F2011 & F2012
- Ability to significantly grow addressable market
- Estimated U.S. ship share of approximately 3%*

MULTIMEDIA GAMES

*SOURCE – Roth Capital Partners

Composition of Revenues

Revenue Breakout (Q3F12 YTD)


28%
Game & equip sales
30%
10%
25%
2%
5%
Gaming Operations
Chickasaw
Other gaming ops markets
Cheyenne & Arapahoe
Mexico
NY Lottery
Games, equip & sys sales

Gaming Ops U.S. Installed Base


12,000
10,000
8,000
6,000
4,000
2,000
0
units
Continued Revenue Diversification

	Q4F10	Q1F11	Q2F11	Q3F11	Q4F11	Q1F12	Q2F12	Q3F12
Other US	3,143	3,467	3,648	3,721	4,164	4,462	4,688	4,955
Chickasaw	5,105	5,205	5,205	5,212	5,215	5,171	5,203	5,194

TournEvent®

- Award-winning tournament system
- Installed at 99 casinos as of 6/30/12
- Each system installation includes, on average, 14-15 machines
- Nearly 1,500 units sold or placed
- Average selling price $18,000-$19,500 per machine
- Allows for "in-revenue" play and "out of revenue" tournaments with the push of a button
- Brings unparalleled excitement to the slot floor




TournEvent Installations
120
100
80
60
40
20
0
9
18
26
31
47
60
83
99
Q1F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12
Q3F12

Recent Product Launches

- Side Action® series receives Top 20 Most Innovative Gaming Technology award from Casino Journal for 2010
  - Titles include Side Action Dice, Side Action Poker and Side Action Keno
- High Rise Games™
  - First product aimed at the multi-billion dollar premium participation market
  - At 6/30/12, 97 units were installed in 8 markets (excludes OK placements) vs. 11 units in 4 markets at 3/31/12
- MoneyBall® receives Top 20 Most Innovative Gaming Technology award from Casino Journal for 2011


SIDE ACTION
Series
Casino
JOURNAL
CEM'S


Casino
JOURNAL
Top 20 Most
Innovative Gaming
Technology
Products Awards
2011

Recent Success



MULTIMEDIA GAMES

Q3F12 Highlights

- Y/Y revenue growth of just over 21%
  - Unit sales increased 106% Y/Y
  - Domestic installed base grew 14% Y/Y
    - Domestic installed units outside of OK grew 52% Y/Y
- EPS of $0.25 per share v. $0.10 in the prior year, highest since 6/30/04
- Free cash flow[1] of about $7.3M
- Cash of $68.3M and net cash[2] of approximately $33.6M at 6/30/12
  - Represents net cash per share of $1.21
- 11 consecutive quarters of improved operating income
- Operating margins of 19% v. 8% in the prior year demonstrate operating leverage

MULTIMEDIA GAMES

NOTES
(1) Free cash flow is defined as cash flow from operating activities less net capital expenditures
(2) Net cash is defined as cash and cash equivalents less long-term debt

Gaming Equipment Sales

- Games are offered for sale in all regulated U.S. markets where the Company is licensed (CIII, CII, VLT)
- Q3F12 YTD average selling price of over $18,000 per machine
- Entered 17 new markets and added over 120 new customers since the beginning of F2010
- Estimated Q3F12 YTD ship share of 2%-3% while addressing only 35%-40% of the U.S. market

Game Sale Revenue/Units Sold


In thousands
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
930
1,150
692
1,423
F2010
F2011
Q3F11 YTD
Q3F12 YTD
Game sale revenue
$14,369
$20,447
$11,962
$26,342

Total States with Unit Sales


1
7
8
10
14
15
17
18
Q1F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12
Q3F12

Gaming Operations – New York Lottery

- Provide the Central Determinant System for the NY Lottery's 17,000 VLTs currently in operation
  - 20% Y/Y revenue growth in F2011
  - 73% Y/Y revenue growth in Q3F12 YTD
- Long-term agreement through 2017
- Resorts World New York (Queens, NY) opened Q1F12
- Highly profitable business unit



New York Lottery Revenue
In thousands
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$7,840
$9,369
$6,590
$11,448
73% Y/Y Growth
F2010
F2011
Q3F11 YTD
Q3F12 YTD

Growth Opportunities



MGAM Market Share – Top 20 Gaming Markets

	Cumulative Sold Units	Current Participation Units as of 6/30/12	Total Deployed Units as of 6/30/12	Estimated Units in State[1]	MGAM Market Share
Nevada	-	-	-	183,319	0.0%
California	468	440	908	67,601	1.3%
Oklahoma	144	7,763	7,907	65,400	12.1%
Louisiana	149	50	199	41,418	0.5%
Mississippi	172	51	223	36,150	0.6%
Michigan	-	-	-	31,157	0.0%
Washington	2,514	314	2,143	27,358	7.8%
New Jersey	-	-	-	27,048	0.0%
Pennsylvania	-	-	-	26,510	0.0%
New York[2]	28	631	659	24,730	2.7%
Other 10 states	415	409	824	197,332	0.4%
TOTAL	**3,205**	**9,658**	**12,863**	**728,023**	**1.8%**

MULTIMEDIA GAMES

NOTES
(1) SOURCE – American Gaming Association, "State of the States," 2012
(2) NY unit counts include VLT's at race tracks, which is a market the Company cannot serve

U.S. Gaming Operations

- Continued customer and market diversification
  - Continued penetration into CA, CT, FL, LA and MS (higher WPU markets)
  - Installed base grew 52% Y/Y outside of Oklahoma in Q3F12
  - Q3F12 YTD revenues grew 69% Y/Y (excluding NY Lottery & OK revenues)
  - Continue licensing efforts to open new markets
- Introduction of premium High Rise Games
  - Entry into multi-billion dollar premium participation segment
  - 97 units deployed at 6/30/12 vs. 11 at 3/31/12
- Opening of Resorts World NY added ≈4,500 machines to NY Lottery system
  - Q3F12 YTD revenues grew 73% Y/Y


Non-Oklahoma Game Ops Quarterly Revenue
(in millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12
Q3F12

Capital Structure

Balance Sheet

- Cash of $68.3 million as of 6/30/12
- Net cash position of $33.6 million as of 6/30/12 or $1.21 per share
- Net debt improved by $120.6 million since Q2F09
- High conversion of revenue to cash – typically 10%-25% of each revenue dollar turns to free cash flow

Credit Facility

- $74 million credit facility (matures in August 2016)
- $34.7 million outstanding at June 30, 2012
- Current cash interest rate of less than 4.00%
- Flexibility for capital distribution

$15M Share Repurchase Authorization

- Announced in December 2010
- Have purchased 2.2 million shares through Q3F12 for $11.9 million with an average purchase price of $5.36 per share

Debt Reduction



$ in millions
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
($40.0)
($60.0)

	Q2F09	Q2F10	Q2F11	Q1F12	Q2F12	Q3F12
Debt	$96.3	$59.6	$44.3	$36.1	$35.5	$34.7
Net Debt	$87.0	$38.4	$13.5	($17.7)	($22.2)	($33.6)

Cash Generated vs. Revenue



(in millions)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Q1F10
Q2F10
Q3F10
Q4F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12
Q3F12
Gross Cash Flow
Free Cash Flow
Gross Cash Flow as % of Net Revenue

MULTIMEDIA GAMES

NOTES
(1) Gross cash flow is defined as cash flow from operating activities plus cash flows from investing activities
(2) Free cash flow is defined as cash flow from operating activities less the acquisition of property and equipment

Performance Metrics

	MGAM	ALL[1]	BYI[2]	IGT	SHFL[3]	WMS[2]	Average[4]
TTM Revenue Growth	**22.8%**	14.4%	14.6%	10.9%	15.2%	(12.2%)	**8.6%**
TTM EBITDA[7] Growth	**35.9%**	31.8%	11.9%	(0.2%)	31.1%	(18.9%)	**11.1%**
TTM EBITDA[7] Margin	**46.0%**	23.4%	25.0%	40.3%	34.1%	29.2%	**30.4%**
TTM EPS Growth	**55.8%**[5]	42.7%	22.0%	5.8%	50.0%	(24.2%)	**19.3%**
Net Cash per Share[6]	**$1.21**	($0.43)	($9.95)	($5.45)	($0.01)	$0.71	**n/a**

Source: Company reports

Notes
1) Aristocrat (ALL) TTM is calendar 2011 as company does not report quarterly results
2) Bally and WMS figures TTM at March 2012; both have yet to report June 2012 quarter results
3) Shuffle Master (SHFL) TTM is based on a January fiscal year end
4) Average excludes MGAM
5) TTM EPS reflects an effective tax rate of 1.1%; the Company expects its F2013 effective tax rate to range from 36%-40%
6) Net cash per share as of 6/30/12
7) EBITDA is defined as net income before net interest, income taxes, depreciation, and amortization and accretion of contract rights

And We're Just Getting Started…

- Remain underrepresented on casino floors
  - < 2% U.S. market share
  - ≈ 3% current ship share
- Focus on licensing is opening up additional U.S. markets
- Expect first sales in Nevada in 2HF13
- Now placing premium games - High Rise Series™
  - Multiple titles released with additional titles in the pipeline
  - Every 30 deployed High Rise Games units equates to $.01 in EPS on an annualized basis
  - 97 units, outside of OK, in revenue at 6/30/12, up from 11 at 3/31/12



MGAM Investment Considerations

Growth Opportunities

- Expect to grow EPS by about 350% in F2012 to $0.86-$0.90
- $0 in revenues from 4 significant U.S. commercial gaming markets – NV, PA, IL and NJ
- Underpenetrated in existing U.S. markets
- Growing product momentum
- High Rise Games gaining traction as Company enters multi-billion dollar premium participation segment

Stability and Predictability

- Recurring revenues represent > 70% of total revenues in Q3F12
- Net cash position consistently increasing; strong balance sheet
  - Low leverage, with total debt < 1x TTM EBITDA
- Consistent track record of cash generation over last two years, with $1.21 in net cash per share
- Breakthrough to profitability in F2011
- Significant portion of long-term contracts recently renewed